DELAWARE(SM)
INVESTMENTS
============

                                             Delaware Decatur Equity Income Fund

                                                 Delaware Growth and Income Fund


Total Return


                                                         2000 SEMI-ANNUAL REPORT




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

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------


TABLE OF CONTENTS
-----------------
Letter to Shareholders                                            1

Portfolio Management
Review                                                            3

Performance Summary

  Delaware Decatur Equity
  Income Fund                                                     7

  Delaware Growth and
  Income Fund                                                     8

Financial Statements

  Statements of Net Assets                                        9

  Statements of Operations                                       15

  Statements of Changes in
  Net Assets                                                     16

  Financial Highlights                                           17

  Notes to Financial
  Statements                                                     25



A Commitment To Our Investors


Experienced
o Our seasoned investment professionals average more than 15 years' experience.
o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a full range of economic and market environments.

Disciplined
o We follow strict investment policies and clear buy/sell guidelines.
o We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent
o We clearly articulate our investment policies and follow them consistently.
o Our commitment to consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $45 billion in assets as of June 30, 2000.

Comprehensive
o We offer more than 70 mutual funds in these asset classes.
   o Large-cap equity                o High-yield bonds
   o Mid-cap equity                  o Investment grade bonds
   o Small-cap equity                o Municipal bonds (23 single-state funds)
   o International equity            o International fixed-income
   o Balanced
o Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.



Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.
(C)Delaware Distributors, L.P.

"[A] SHIFT IN INVESTOR PSYCHOLOGY LED TO A BROADENING OF MARKET LEADERSHIP THAT PUT VALUE INVESTING - THE INVESTING STYLE FOLLOWED BY BOTH DELAWARE DECATUR EQUITY INCOME FUND AND DELAWARE GROWTH AND INCOME FUND - BACK IN THE SPOTLIGHT."

--------------------------------------------------------------------------------
Dear Shareholder

July 10, 2000

Recap of Events - The Fund's fiscal year began on December 1, 1999 with an encore performance from last year's high-flying technology sector. Investors continued to place big bets on stocks of companies deemed to be direct beneficiaries of the Internet. The Nasdaq Composite Index, which includes stocks of some of the hottest technology companies, rose above 5000 for the first time in early March, 2000. Meanwhile, stocks in most other market sectors floundered as a result of the technology craze.

On March 10, 2000, just after crossing its new milestone, the Nasdaq peaked. With technology stocks hitting lofty price levels, it seems investors finally began to question the extreme valuations and earnings outlook for the sector. They also began to see the attractiveness of many non-technology companies that have improving earnings fundamentals and low valuations. This shift in investor psychology led to a broadening of market leadership that put value investing - the investment style followed by both Delaware Decatur Equity Income Fund and Delaware Growth and Income Fund - back in the spotlight.

The market remained volatile for the rest of our fiscal period. As of May 31, 2000, the halfway point in our fiscal year, the Nasdaq was down 32% from its March 10th record. Investor uncertainty about the direction of interest rates contributed to the already volatile investing climate. The Federal Reserve Board has raised interest rates six times since June, 1999 in an effort to slow U.S. economic growth and cool down the financial markets. The 0.50% rate hike on May 16th (the latest as of this writing) boosted the Federal Funds rate to 6.5%, its highest level since January, 1991.



Total Return
For the Period Ended May 31, 2000                            Six Months
-----------------------------------------------------------------------------
Delaware Decatur Equity Income Fund Class A                    -2.05%
Delaware Growth and Income Fund Class A                        -1.54%
-----------------------------------------------------------------------------
Lipper Equity Income Funds Average (221 funds)                 +1.34%
-----------------------------------------------------------------------------
S&P 500/BARRA Value Index                                      +3.63%
Standard & Poor's 500 Index                                    +2.90%
-----------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of dividends and capital gains. Performance information for all Fund classes can be found on pages 7 and 8. The Lipper category represents the average returns of equity income funds tracked by Lipper Analytical (Source: Lipper Analytical Services, Inc.). The Standard & Poor's 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. The unmanaged S&P 500/BARRA Value Index measures the performance of S&P 500 stocks that meet BARRA International's definition of value stocks. You cannot invest directly in an index. Past performance does not guarantee future results.

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--------------------------------------------------------------------------------


Delaware Decatur Equity Income Fund finished behind its peers in the Lipper Equity Income Funds Average for the six-month period ended May 31, 2000. Though the Fund made up lost ground in March, April and May as the market broadened - returning +11.6%* (Class A Shares at net asset value with distributions reinvested) from March 10th through May 31st - this gain was not enough to offset weak performance early in the period. Our limited exposure to the technology, biotech and wireless telecommunications sectors, which dominated the market's returns through March, significantly hurt your Fund's performance.

Delaware Growth and Income Fund delivered similar results since it employs many of the same stock selection disciplines as Delaware Decatur Equity Income Fund. The Fund returned -1.54% (Class A shares at net asset value with distributions reinvested) for the six-month period ended May 31, 2000. Our focus on stocks selling at low relative valuations and dividend yields resulted in the Fund having fewer technology and Internet stocks than the S&P 500 Index. Until March this positioning hindered our results. On the upside, your Fund began to benefit from the market's broadening in the spring.

Market Outlook - While our investment discipline steered us away from owning the market's hottest technology stocks, both Delaware Decatur Equity Income Fund and Delaware Growth and Income Fund have been positioned to benefit indirectly from the Internet and high-tech revolution. Senior portfolio manager John B. Fields talks more about this strategy in the Portfolio Management Review section of this report. He also shares his expectations for the remainder of fiscal 2000.

As we write this report, the Fed's efforts to moderate economic growth and cool the financial markets are showing signs of success. In addition, we believe strong economic expansion in the rest of the world will provide the catalyst for a series of positive earnings surprises by companies in a broad range of industries. We believe Delaware Decatur Equity Income Fund and Delaware Growth and Income Fund are well positioned to benefit in an environment of moderate growth.

*Performance information for all Fund classes can be found on pages 7 and 8.

Sincerely,


/s/ Wayne A. Stork                     /s/ David K. Downes
------------------------------------   --------------------------------------
Wayne A. Stork                         David K. Downes
Chairman,                              President and Chief Executive Officer,
Delaware Investments Family of Funds   Delaware Investments Family of Funds

John B. Fields
Senior Portfolio Manager

July 10, 2000

--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Funds' Results
The first half of fiscal 2000 started in familiar fashion with technology stocks continuing to dominate U.S. stock performance. Just as in 1999, this concentrated market leadership hindered the Funds' results because our large-cap value style of investing, which focuses on low relative valuation and dividend yield, restricted us from owning such richly valued stocks.

Our Buy Discipline
Delaware Decatur Equity Income Fund and Delaware Growth and Income Fund use dividend yield as a measure of opportunity. We believe that a stock's dividend yield can be a good indicator of a stock's future value. We generally focus on stocks yielding more than the average dividend yield of the unmanaged Standard & Poor's 500 Index in an effort to uncover companies selling below their underlying worth. We also believe the income from dividends can support total return while we wait for a stock to appreciate.

In sectors of the market where dividend yields are usually below average - such as telecommunications and technology - we use relative valuation measures, such as price-to-earnings ratios and growth rate to price-to-earnings ratios in addition to dividend yields, to identify attractive stocks.

Our Sell Discipline
When a stock's yield falls below the average yield of the S&P 500 Index, we view that as a signal that the stock may be fairly priced and future appreciation potential may no longer be attractive relative to the possible risks. This is when we typically begin to sell the stock.

Though a low yield is usually our basis for selling, we may sell a stock with an above-average yield because of negative changes affecting the individual company, which might potentially reduce its future growth.

As we wrote in our report to shareholders last December, market leading technology stocks typically have had little or no dividend yield, and have been selling at very high relative valuations. As a result, most have not been eligible for purchase by either Delaware Decatur Equity Income Fund or Delaware Growth and Income Fund. Our low exposure to this sector was the Fund's primary performance obstacle through early March, 2000.

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--------------------------------------------------------------------------------



The March 10th peak by the Nasdaq Composite, however, represented an important shift in the marketplace. Technology stocks tumbled sharply as investors began to focus on stocks in more traditional industries where, in our view, solid earnings growth was available at bargain prices. Delaware Decatur Equity Income Fund and Delaware Growth and Income Fund benefited from this broadening in the market in March, April and May, as reflected below.

                                                          Delaware Decatur Equity  Delaware Growth and
Total Returns*                                             Income Fund Class A     Income Fund Class A
-------------------------------------------------------------------------------------------------------
Before technology peak 12/1/99 - 3/10/00                        -11.8%                    -14.0%
-------------------------------------------------------------------------------------------------------
After technology peak 3/10/00 - 5/31/00                         +11.6%                    +14.8%
-------------------------------------------------------------------------------------------------------

*SEC performance information for the Funds can be found on pages 7 and 8.


Bond Results for Delaware Decatur Equity Income Fund
Delaware Decatur Equity Income Fund began the fiscal period on December 1, 1999 with a 14% allocation to high-yield bonds. We include bonds in the portfolio to supplement the income from our stock holdings. Our bond holdings offered us some stability early in the period when our value stocks were out of favor. More recently, we started to reduce the Fund's bond allocation to take advantage of the more favorable opportunities that we anticipate in the equity markets. As of May 31st, high-yield bonds accounted for roughly 10% of the portfolio's assets. We plan to continue to reduce our bond position in the near term.

Top Portfolio Holdings
May 31, 2000

                                  Six-Month                                     As a Percentage of Net Assets+
                                   Dividend                                  Delaware Decatur      Delaware Growth
Company                            Yield**      Industry                    Equity Income Fund     and Income Fund
-------------------------------------------------------------------------------------------------------------------
McGraw-Hill                          1.8%       Cable, Media & Publishing         2.7%                  2.7%
-------------------------------------------------------------------------------------------------------------------
Royal Dutch Petroleum                2.4%       Energy                            2.7%                  2.7%
-------------------------------------------------------------------------------------------------------------------
Pitney Bowes                         2.6%       Computers & Technology            2.7%                  2.7%
-------------------------------------------------------------------------------------------------------------------
Exxon Mobil                          2.1%       Energy                            2.6%                  2.7%
-------------------------------------------------------------------------------------------------------------------
Chevron                              2.8%       Energy                            2.6%                  2.6%
-------------------------------------------------------------------------------------------------------------------
Marsh & McLennan                     1.6%       Banking, Finance & Insurance      2.5%                  2.6%
-------------------------------------------------------------------------------------------------------------------
Federal National Mortgage            1.9%       Banking, Finance & Insurance      2.4%                  2.5%
-------------------------------------------------------------------------------------------------------------------
Chase Manhattan                      2.6%       Banking, Finance & Insurance      2.4%                  2.4%
-------------------------------------------------------------------------------------------------------------------
PepsiCo                              1.3%       Food, Beverage & Tobacco          2.4%                  2.3%++
-------------------------------------------------------------------------------------------------------------------
El Paso Energy                       1.6%       Energy                            2.3%                  2.0%
-------------------------------------------------------------------------------------------------------------------
S&P 500                              1.4%
-------------------------------------------------------------------------------------------------------------------

**Source: Bloomberg.

+ Portfolio percentages are shown as a percentage of net equity assets for Delaware Decatur Equity Income Fund and as a percentage of net assets for Delaware Growth and Income Fund. Holdings are listed in order of size as a percentage of net assets in Delaware Decatur Equity Income Fund. Holdings are subject to change.

++ For Delaware Growth and Income Fund, actual 9th holding is Kimberly-Clark,
   Consumer Products, at 2.3%; 10th holding is PepsiCo.

Delaware Decatur Equity
Income Fund
Sector Allocation
As of May 31, 2000

Consumer Products 5.23%
Utilities 4.86%
Chemicals 3.85%
Industrial Machinery 2.71%
Paper & Forest Products 2.44%
Banking, Finance & Insurance 20.83%

[Graphic Omitted]

Other 15.10%
Energy 13.33%
High-Yield Bonds 10.65%
Healthcare & Pharmaceuticals 8.63%
Telecommunications 6.56%
Food, Beverage & Tobacco 5.81%

Please note that the sector percentages for Delaware Decatur Equity Income Fund represent the percentage of the equity portion of the Fund that is invested in that sector. The sector percentages do not include bond holdings. Bonds are reported as a separate category as noted above. Other sectors, cash and other assets account for the remaining 15.10% of net assets.

--------------------------------------------------------------------------------


Portfolio Highlights
While many investors have been pursuing Internet stocks - which we believe is the high-risk way to participate in the high-tech revolution - we have taken a more conservative approach. For more than a year, a standard part of our company research has been to look at how companies are using the Internet and applying other modern technologies to improve their competitiveness and to lower their cost structures.

Our research has uncovered a number of companies in more traditional
"old economy" industries - such as basic industry, auto manufacturing and financial services - that we believe stand to benefit from the use of these technologies. We expect to see these companies convert these benefits into better-than-expected earnings growth.

Examples of this within the Delaware Decatur Equity Income Fund and
Delaware Growth and Income Fund portfolios are General Motors, Chase Manhattan Bank and Dow Chemical. Each of these companies has been applying new technologies to their business models and, consequently, has been delivering attractive earnings.


At the end of fiscal 1999, we had reduced both Funds' positions in interest-rate sensitive sectors of the market, including banks and insurance companies. Since then, we have modestly increased this allocation and, as of May 31, banking, finance and insurance was the largest sector allocation in each portfolio. One area of focus in this sector has been on high quality companies in the property and casualty insurance industry. This area of the market, which performed poorly in 1999, has seen significant price improvement in 2000.

Delaware Growth and Income Fund
Sector Allocation
As of May 31, 2000

Consumer Products 6.00%
Utilities 5.09%
Chemicals 4.13%
Industrial Machinery 2.87%
Paper & Forest Products 2.82%
Banking, Finance & Insurance 23.63%

[Graphic Omitted]

Other 16.62%
Energy 14.76%
Healthcare & Pharmaceuticals 9.98%
Telecommunications 7.51%
Food, Beverage & Tobacco 6.59%

Other sectors, cash and other assets account for the remaining 16.62% of net assets.

{Total Return Artwork}
--------------------------------------------------------------------------------


Outlook

Economic data released in early June showed visible signs that the U.S. economy is slowing. This came as welcome news for Wall Street, which hopes the Federal Reserve will end its campaign of raising interest rates to slow the economy and head off inflation. Should these hopes be realized, we believe this could have positive implications for our value strategy; namely, investor interest may continue to broaden across a wider spectrum of stocks.

We believe that accelerating growth in economies around the world will also provide a supportive backdrop for a broad range of companies to deliver solid earnings growth. In particular, we believe that globally competitive companies in the basic industry, energy, capital goods, food and beverage sectors of the market will have positive earnings surprises.

We continue to look for high quality stocks that have dividend yields and the potential for significant price appreciation. While we expect continued volatility in the stock market, we feel that both the Delaware Decatur Equity Income Fund and Delaware Growth and Income Fund are well positioned to benefit if the broadening of market leadership that began this past spring continues.

FUND BASICS
-----------

Fund Objective
The Fund seeks to achieve the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal.

Total Fund Assets
$1.51 billion

Number of Holdings
137

Fund Start Date
March 18, 1957

Your Fund Manager
John B. Fields has 28 years experience in investment management. He holds a bachelor's degree and an MBA from Ohio State University. Before joining Delaware Investments in 1992, he was Director of Domestic Equity Risk Management at DuPont. Mr. Fields is a Chartered Financial Analyst.

Nasdaq Symbols
Class A  DELDX
Class B  DEIBX
Class C  DECCX

--------------------------------------------------------------------------------

DELAWARE DECATUR EQUITY INCOME FUND PERFORMANCE
-----------------------------------------------

Average Annual Total Returns
Through May 31, 2000                             Lifetime    10 Years    Five Years    One Year
------------------------------------------------------------------------------------------------
Class A (Est. 3/18/57)
   Excluding Sales Charge                        +12.02%      +11.21%     +13.16%       -8.01%
   Including Sales Charge                        +11.86%      +10.55%     +11.83%      -13.29%
------------------------------------------------------------------------------------------------
Class B (Est. 9/6/94)
   Excluding Sales Charge                        +12.56%                  +12.23%       -8.69%
   Including Sales Charge                        +12.47%                  +12.00%      -13.03%
------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge                        +11.03%                                -8.69%
   Including Sales Charge                        +11.03%                                -9.56%
------------------------------------------------------------------------------------------------


Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and have had a 12b-1 fee since May 1, 1994.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for lifetime, 10-year, five-year and one-year periods ended May 31, 2000 for Delaware Decatur Equity Income Fund Institutional Class were +12.05%, +11.34%, +13.38% and -7.74%, respectively. The Institutional Class (est. January 31, 1994) is available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to January 13, 1994 for Delaware Decatur Equity Income Fund is based on Class A performance and was adjusted to eliminate the sales charges. 30-day SEC yields for A, B, C and Institutional Class shares were 2.52%, 1.96%, 1.94% and 2.93%, respectively, as of May 31, 2000.

Nasdaq Symbol Institutional Class: DEDIX.

FUND BASICS
-----------

Fund Objective
The Fund seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal.

Total Fund Assets
$979.53 million

Number of Holdings
61

Fund Start Date
August 27, 1986

Your Fund Manager
John B. Fields

Nasdaq Symbols
Class A DEDTX
Class B DEOBX
Class C DTRCX
--------------------------------------------------------------------------------

DELAWARE GROWTH AND INCOME FUND PERFORMANCE
-------------------------------------------

Average Annual Total Returns
Through May 31, 2000                            Lifetime   10 Years     Five Years    One Year
----------------------------------------------------------------------------------------------
Class A (Est. 8/27/86)
   Excluding Sales Charge                       +12.46%      +12.23%     +14.12%       -7.47%
   Including Sales Charge                       +11.98%      +11.57%     +12.77%      -12.80%
----------------------------------------------------------------------------------------------
Class B (Est. 9/6/94)
   Excluding Sales Charge                       +13.70%                  +13.33%       -8.09%
   Including Sales Charge                       +13.61%                  +13.09%      -12.43%
----------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge                       +11.77%                                -8.10%
   Including Sales Charge                       +11.77%                                -8.97%
----------------------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for lifetime, 10-year, five-year and one-year periods ended May 31, 2000 for Delaware Growth and Income Fund Institutional Class were +12.62%, +12.45%, +14.46% and -7.17%, respectively. The Institutional Class (est. July 26, 1993) is available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to July 26, 1993 for Delaware Growth and Income Fund is based on Class A performance adjusted to eliminate sales charges, but not the impact of 12b-1 fees that were in effect. 30-day SEC yields for A, B, C and Institutional Class shares were 1.14%, 0.54%, 0.54% and 1.50%, respectively, as of May 31, 2000.

Nasdaq Symbol Institutional Class: DERIX.

Statement of Net Assets


DELAWARE DECATUR EQUITY INCOME FUND

                                                       Number of       Market
May 31, 2000 (Unaudited)                               Shares          Value
--------------------------------------------------------------------------------
Common Stock - 86.59%
Aerospace & Defense - 1.29%
Boeing ............................................    282,000     $ 11,015,625
Textron ...........................................    136,100        8,540,275
                                                                   ------------
                                                                     19,555,900
                                                                   ------------
Automobiles & Automotive Parts - 2.16%
General Motors ....................................    310,000       21,893,750
TRW ...............................................    225,200       10,922,200
                                                                   ------------
                                                                     32,815,950
                                                                   ------------
Banking, Finance & Insurance - 20.83%
American General ..................................    481,200       30,826,875
Aon ...............................................    799,775       28,092,097
BankAmerica .......................................    532,082       29,563,806
Bank of New York ..................................    551,500       25,886,031
Chase Manhattan ...................................    424,500       31,704,844
Federal National Mortgage .........................    534,300       32,124,788
First Union .......................................    424,100       14,923,019
Fleet Boston Financial ............................    688,900       26,049,031
MBNA ..............................................    379,700       10,584,138
Marsh & McLennan ..................................    304,300       33,492,019
Mellon Financial ..................................    739,700       28,524,681
Morgan (J.P.) .....................................     94,200       12,128,250
XL Capital Ltd. - Class A .........................    210,400       12,518,800
                                                                   ------------
                                                                    316,418,379
                                                                   ------------
Cable, Media & Publishing - 2.37%
McGraw-Hill .......................................    700,700       36,042,256
                                                                   ------------
                                                                     36,042,256
                                                                   ------------
Chemicals - 3.85%
Dow Chemical ......................................    138,100       14,785,331
DuPont (E.I.) deNemours ...........................    181,919        8,914,031
Imperial Chemical ADR .............................    790,700       24,709,375
Praxair ...........................................    239,100       10,042,200
                                                                   ------------
                                                                     58,450,937
                                                                   ------------
Computer & Technology - 2.31%
Pitney Bowes ......................................    807,100       35,108,850
                                                                   ------------
                                                                     35,108,850
                                                                   ------------
Consumer Products - 5.23%
Avon Products .....................................    342,700       14,157,794
Clorox ............................................    591,800       23,450,075
Kimberly-Clark ....................................    512,900       31,030,450
Minnesota Mining & Manufacturing ..................    126,300       10,830,225
                                                                   ------------
                                                                     79,468,544
                                                                   ------------
Electronics & Electrical Equipment - 2.19%
Eaton .............................................    338,600       24,569,663
Rockwell International ............................    211,100        8,655,100
                                                                   ------------
                                                                     33,224,763
                                                                   ------------
Energy - 13.33%
Baker Hughes ......................................    836,900       30,337,625
Chevron ...........................................    372,100       34,395,994

                                                       Number of       Market
                                                       Shares          Value
--------------------------------------------------------------------------------
Common Stock (continued)
Energy (continued)
Conoco Class B ....................................    729,213    $   20,782,571
El Paso Energy ....................................    602,900        31,049,350
Exxon Mobil .......................................    414,663        34,546,611
Royal Dutch Petroleum .............................    569,400        35,551,913
Williams ..........................................    381,500        15,856,094
                                                                  --------------
                                                                     202,520,158
                                                                  --------------
Food, Beverage & Tobacco - 5.81%
Anheuser Busch ....................................    381,700        29,581,750
Bestfoods .........................................    139,400         8,991,300
General Mills .....................................    457,500        18,157,031
PepsiCo ...........................................    773,700        31,479,919
                                                                  --------------
                                                                      88,210,000
                                                                  --------------
Healthcare & Pharmaceuticals - 8.63%
Abbott Laboratories ...............................    632,400        25,730,775
American Home Products ............................    491,400        26,474,175
AstraZeneca ADR ...................................    346,100        14,557,831
Baxter International ..............................    378,700        25,183,550
Bristol-Myers Squibb ..............................    384,500        21,171,531
Glaxo Wellcome ADR ................................    131,600         7,410,725
Pharmacia .........................................    205,145        10,654,718
                                                                  --------------
                                                                     131,183,305
                                                                  --------------
Industrial Machinery - 2.71%
Caterpillar .......................................    421,600        16,126,200
Deere & Co. .......................................    603,500        25,082,969
                                                                  --------------
                                                                      41,209,169
                                                                  --------------
Metals & Mining - 2.02%
Alcoa .............................................    526,200        30,749,812
                                                                  --------------
                                                                      30,749,812
                                                                  --------------
Paper & Forest Products - 2.44%
International Paper ...............................    622,218        21,660,964
Weyerhaeuser ......................................    311,700        15,468,113
                                                                  --------------
                                                                      37,129,077
                                                                  --------------
Telecommunications - 6.56%
AT&T ..............................................    311,300        10,798,219
Alltel ............................................    356,200        23,308,837
Cable & Wireless ADR ..............................    304,500        15,110,813
GTE ...............................................    348,100        22,017,325
SBC Communications ................................    649,364        28,369,090
                                                                  --------------
                                                                      99,604,284
                                                                  --------------
Utilities - 4.86%
Dominion Resources ................................    429,800        19,663,350
Duke Energy .......................................    227,800        13,269,350
PG&E ..............................................    515,200        13,363,000
TXU ...............................................    768,900        27,488,174
                                                                  --------------
                                                                      73,783,874
                                                                  --------------
Total Common Stock
   (cost $1,183,677,813) ..........................                1,315,475,258
                                                                  --------------

                                                       Number of       Market
Delaware Decatur Equity Income Fund                    Shares          Value
--------------------------------------------------------------------------------
Preferred Stock - 0.39%
Granite Broadcasting 12.75% 4/01/09 ...............        66,588     $5,876,373
TCR Holdings Class B ..............................         3,511             35
TCR Holdings Class C ..............................         1,931             19
TCR Holdings Class D ..............................         5,092             51
TCR Holdings Class E ..............................        10,534            105
                                                                      ----------
Total Preferred Stock (cost $5,975,590) ...........                    5,876,583
                                                                      ----------

Warrants - 0.00%
American Banknote Warrant .........................         6,241          5,000
WorldWide Flight Warrants 144A3 ...................         2,600          2,600
                                                                      ----------
Total Warrants (cost $30,396) .....................                        7,600
                                                                      ----------

                                                       Principal
                                                       Amount
                                                       ---------
Corporate Bonds - 10.65%
Automobiles & Automotive Parts - 0.57%
American Axle & Manufacturing
   9.75% 3/1/09 ...................................    $3,000,000      2,790,000
Fleetpride 12.00% 8/1/05 ..........................     3,000,000      2,175,000
Gentek 11.00% 8/1/09 ..............................     3,600,000      3,609,000
                                                                      ----------
                                                                       8,574,000
                                                                      ----------
Banking, Finance & Insurance - 0.33%
RBF Finance 11.375% 3/15/09 .......................     1,900,000      2,023,500
Renters Choice 11.00% 8/15/08 .....................     3,000,000      2,955,000
                                                                      ----------
                                                                       4,978,500
                                                                      ----------
Building & Materials - 0.51%
Advanced Fiberglass 9.875% 1/15/09 ................     3,000,000      2,752,500
Venture Holdings 11.00% 6/1/07 ....................     3,000,000      2,325,000
Wesco Distribution 9.125% 6/1/08 ..................     3,000,000      2,715,000
                                                                      ----------
                                                                       7,792,500
                                                                      ----------
Cable, Media & Publishing - 0.95%
Adephia Communications 9.375% 11/15/09 ............     3,000,000      2,711,250
American Lawyer Media 9.75% 12/15/07 ..............     1,575,000      1,437,187
American Media Operations
   10.25% 5/1/09 ..................................       800,000        762,000
Charter Communications 8.625% 4/1/09 ..............     4,000,000      3,360,000
Echostar debs 9.25% 2/1/06 ........................     3,000,000      2,842,500
Sinclair Broadcast Group 10.00% 9/30/05 ...........     3,600,000      3,357,000
                                                                      ----------
                                                                      14,469,937
                                                                      ----------
Chemicals - 0.24%
BPC Holding sr nts 12.50% 6/15/06 .................     2,132,498      1,817,955
Huntsman sr sub nts 9.50% 7/1/07 ..................     2,000,000      1,790,000
                                                                      ----------
                                                                       3,607,955
                                                                      ----------

                                                       Principal       Market
                                                       Amount          Value
--------------------------------------------------------------------------------
Corporate Bonds (continued)
Consumer Products - 0.06%
Fedders North America sr sub nts
   9.375% 8/15/07 .................................    $1,000,000     $  935,000
                                                                      ----------
                                                                         935,000
                                                                      ----------
Electronics & Electrical Equipment - 0.06%
Geologistics sr unsec nts 9.75% 10/15/07 ..........     4,000,000        820,000
                                                                      ----------
                                                                         820,000
                                                                      ----------
Energy - 0.46%
First Wave Marine sr nts 11.00% 2/1/08 ............       500,000        297,500
Parker Drilling 9.75% 11/15/06 ....................     3,000,000      2,797,500
Plains Resources 10.25% 3/15/06 ...................     4,000,000      3,980,000
                                                                      ----------
                                                                       7,075,000
                                                                      ----------
Food, Beverage & Tobacco - 0.47%
Buhrman US 144A 12.25% 11/1/09 ....................     2,500,000      2,593,750
Cott sr nts 8.50% 5/1/07 ..........................     2,000,000      1,820,000
Delta Beverage Group sr nts
   9.75% 12/15/03 .................................     2,825,000      2,669,625
                                                                      ----------
                                                                       7,083,375
                                                                      ----------
Healthcare & Pharmaceuticals - 0.09%
Fisher Scientific International
   9.00% 2/1/08 ...................................     1,500,000      1,342,500
                                                                      ----------
                                                                       1,342,500
                                                                      ----------
Industrial Machinery - 0.37%
National Equipment 10.00% 11/30/04 ................     4,000,000      3,620,000
United Rentals 9.00% 4/1/09 .......................     2,500,000      2,062,500
                                                                      ----------
                                                                       5,682,500
                                                                      ----------
Leisure, Lodging & Entertainment - 1.26%
Bally Total Fitness 9.875% 10/15/07 ...............     3,000,000      2,715,000
Cinemark USA Series C sr sub nts
   9.625% 8/1/08 ..................................     1,525,000        861,625
Cinemark USA sr sub nts 9.625% 8/1/08 .............     2,000,000      1,130,000
Hollywood Casino 11.25% 5/1/07 ....................     4,000,000      4,060,000
Hollywood Park 9.25% 2/15/07 ......................     4,000,000      3,980,000
Town Sports International unsec sr nts
   9.75% 10/15/04 .................................     3,000,000      2,880,000
Yankeenets llc 12.75% 3/1/07 ......................     3,700,000      3,459,500
                                                                      ----------
                                                                      19,086,125
                                                                      ----------
Metals & Mining - 0.37%
Great Lakes Carbon 10.25% 5/15/08 .................     1,600,000      1,380,000
P and L Coal Holdings 9.625% 5/15/08 ..............     3,000,000      2,685,000
Weirton Steel sr nts 11.375% 7/1/04 ...............     1,500,000      1,511,250
                                                                      ----------
                                                                       5,576,250
                                                                      ----------

                                                       Principal       Market
Delaware Decatur Equity Income Fund                    Amount          Value
--------------------------------------------------------------------------------
 Corporate Bonds (continued)
 Packaging & Containers - 0.62%
 Container Corporation of America
   11.25% 5/1/04 ..................................    $3,000,000    $ 3,041,250
 Huntsman Packaging sr sub nts
   9.125% 10/1/07 .................................     3,325,000      3,557,750
 Stone Container sr nts 10.75% 10/1/02 ............     2,785,000      2,840,700
                                                                     -----------
                                                                       9,439,700
                                                                     -----------
 Paper & Forest Products - 0.11%
 Doman Industries Limited sr nts
   8.75% 3/15/04 ..................................     2,120,000      1,717,200
                                                                     -----------
                                                                       1,717,200
                                                                     -----------
 Retail - 0.26%
 Fleming sr nts 10.625% 12/15/01 ..................     2,550,000      2,534,062
 Flooring America 9.25% 10/15/07 ..................     1,849,000      1,481,511
                                                                     -----------
                                                                       4,015,573
                                                                     -----------
 Telecommunications - 1.96%
 Global Crossing 9.50% 11/15/09 ...................     3,000,000      2,857,500
 Intermedia Communication 8.60% 6/1/08 ............     3,000,000      2,662,500
 Level 3 Comm Inc 144A
   11.25% 3/15/10 .................................     2,100,000      2,005,500
 Level 3 Communications sr nts
   9.125% 5/1/08 ..................................     1,900,000      1,643,500
 Mcleodusa 8.125% 2/15/09 .........................     3,075,000      2,736,750
 Nextel Communications 9.375% 11/15/09 ............     4,000,000      3,780,000
*Nextel Partners 14.00% 2/1/09 ....................     3,246,000      2,061,210
 Psinet 11.00% 8/1/09 .............................     3,500,000      3,167,500
 RCN sr nts 10.00% 10/15/07 .......................     2,175,000      1,761,750
 RSL Communications 10.50% 11/15/08 ...............     2,500,000      1,712,500
 Rural Cellular 9.625% 5/15/08 ....................     4,000,000      3,920,000
 Teligent sr nts 11.50% 12/1/07 ...................     2,010,000      1,517,550
                                                                     -----------
                                                                      29,826,260
                                                                     -----------

                                                       Principal       Market
                                                       Amount          Value
--------------------------------------------------------------------------------
Corporate Bonds (continued)
Transportation & Shipping - 0.37%
Amer Comm Lines 10.25% 6/30/08 ....................    $1,375,000   $  1,106,875
Atlantic Express sr sec nts 10.75% 4/1/06 .........       900,000        769,500
MTL 10.00% 6/15/06 ................................     2,500,000      1,962,500
Worldwide Flight 12.25% 8/15/07 ...................     2,600,000      1,755,000
                                                                    ------------
                                                                       5,593,875
                                                                    ------------
Utilities - 0.33%
AES sr sub nts 10.25% 7/15/06 .....................     3,000,000      2,932,500
Midland Funding II sr sub debs
   11.75% 7/23/05 .................................     2,000,000      2,110,000
                                                                    ------------
                                                                       5,042,500
                                                                    ------------
Miscellaneous - 1.26%
Budget Group Inc 9.125% 4/1/06 ....................     1,400,000        973,000
Caithness Coso Fund 9.05% 12/15/09 ................     3,000,000      2,865,000
Knoll sr sub nts 10.875% 3/15/06 ..................     1,298,000      1,304,490
Loomis Fargo sr sub nts 10.00% 1/15/04 ............     3,745,000      3,632,650
Neff 10.25% 6/1/08 ................................     5,100,000      3,340,500
Pierce Leahy Command sr unsec nts
   8.125% 5/15/08 .................................     2,000,000      1,750,000
Repap New Brunswick 9.00% 6/1/04 ..................     2,500,000      2,375,000
Spanish Broadcasting 9.625% 11/1/09 ...............     3,000,000      2,910,000
                                                                    ------------
                                                                      19,150,640
                                                                    ------------
Total Corporate Bonds
   (cost $181,895,149) ............................                  161,809,390
                                                                    ------------

                                                       Principal       Market
Delaware Decatur Equity Income Fund                    Amount          Value
--------------------------------------------------------------------------------
Repurchase Agreements - 1.15%
With Chase Manhattan 6.33% 6/1/00
   (dated 5/31/00, collateralized by
   $6,016,000 U.S. Treasury Notes
   5.875%  due 11/15/04,
   market value $5,859,346) .......................  $5,715,000   $    5,715,000
With J.P. Morgan Securities 6.33% 6/1/00
   (dated 5/31/00, collateralized by
   $2,269,400 U.S.Treasury Notes 6.50%
   due 5/31/01, market value $2,263,389
   and $1,589,000 U.S. Treasury Notes
   6.625% due 6/30/01, market value
   $1,629,810 and $354,000
   U.S. Treasury Notes 6.50% due 8/31/01,
   market value $358,151 and
   $1,762,000 U.S. Treasury Notes
   6.375% due 9/30/01,
   market value $1,771,838) .......................   5,901,000        5,901,000
With PaineWebber 6.33% 6/1/00
   (dated 5/31/00, collateralized by
   $2,269,000 U.S. Treasury Notes 5.00%
   due 4/30/01, market value $2,244,226
   and $1,444,000 U.S. Treasury Notes
   6.25% due 1/31/02, market value
   $1,461,618 and $2,269,000
   U.S. Treasury Notes 7.25% due
   5/15/04, market value $2,322,669) ..............   5,900,000        5,900,000
                                                                  --------------
Total Repurchase Agreements
   (cost $17,516,000) .............................                   17,516,000
                                                                  --------------
Total Market Value of Securities - 98.78%
   (cost $1,389,094,948) ..........................               $1,500,684,831
Receivables and Other Assets
   Net of Liabilities - 1.22% .....................                   18,441,191
                                                                  --------------
Net Assets Applicable to 94,135,571
   Shares Outstanding - 100.00% ...................               $1,519,126,022
                                                                  ==============

--------------------------------------------------------------------------------
Net Asset Value - Delaware Decatur Equity
   Income Fund A Class
   ($1,344,865,847 / 83,305,684 shares) ...........                      $16.14
                                                                         ------
Net Asset Value - Delaware Decatur Equity
   Income Fund B Class
   ($110,407,750 / 6,874,015 shares) ..............                      $16.06
                                                                         ------
Net Asset Value - Delaware Decatur Equity
   Income Fund C Class
   ($12,347,911 / 764,254 shares) .................                      $16.16
                                                                         ------
Net Asset Value - Delaware Decatur Equity
   Income Fund Institutional Class
   ($51,504,514 / 3,191,618 shares) ...............                      $16.14
                                                                         ------
----------------------
*Zero coupon security as of May 31, 2000. The coupon shown is the step-up rate.

Summary of Abbreviations
ADR - American Depository Receipt
debs - debentures
nts - notes
sec - secured
sr - senior
sub - subordinated
unsec - unsecured

Components of Net Assets at May 31, 2000:
Shares of beneficial interest (unlimited
   authorization - no par) ........................              $1,530,377,897
Undistributed net investment income ...............                   1,080,789
Accumulated net realized
   loss on investments ............................                (123,922,547)
Net unrealized appreciation of investments ........                 111,589,883
                                                                 --------------
Total net assets ..................................              $1,519,126,022
                                                                 ==============

Net Asset Value and Offering Price Per Share -
   Delaware Decatur Equity Income Fund
Net asset value A Class (A) .......................                      $16.14
Sales charge (5.75% of offering price or 6.07%
   of the amount invested per share) ..............                        0.98
                                                                         ------
Offering price ....................................                      $17.12
                                                                         ======

----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

DELAWARE GROWTH AND INCOME FUND

                                                       Number of       Market
May 31, 2000 (Unaudited)                               Shares          Value
--------------------------------------------------------------------------------
Common Stock - 97.48%
Aerospace & Defense - 1.50%
Boeing ............................................    207,700     $  8,113,281
Textron ...........................................    104,700        6,569,925
                                                                   ------------
                                                                     14,683,206
                                                                   ------------
Automobiles & Automotive Parts - 2.62%
General Motors ....................................    224,300       15,841,188
TRW ...............................................    202,400        9,816,400
                                                                   ------------
                                                                     25,657,588
                                                                   ------------
Banking, Finance & Insurance - 23.63%
American General ..................................    352,300       22,569,219
Aon ...............................................    613,225       21,539,528
Bank of America ...................................    375,448       20,860,829
Bank of New York ..................................    386,900       18,160,119
Chase Manhattan ...................................    310,900       23,220,344
Federal National Mortgage .........................    405,200       24,362,650
First Union .......................................    310,000       10,908,125
Fleet Boston Financial ............................    503,900       19,053,719
MBNA ..............................................    264,300        7,367,363
Marsh & McLennan ..................................    227,500       25,039,219
Mellon Financial ..................................    535,300       20,642,506
Morgan (J.P.) .....................................     65,100        8,381,625
XL Capital Ltd. - Class A .........................    157,000        9,341,500
                                                                   ------------
                                                                    231,446,746
                                                                   ------------
Cable, Media & Publishing - 2.71%
McGraw-Hill .......................................    515,900       26,536,606
                                                                   ------------
                                                                     26,536,606
                                                                   ------------
Chemicals - 4.13%
Dow Chemical ......................................    105,100       11,252,269
DuPont (E.I.) deNemours ...........................    137,490        6,737,010
Imperial Chemical ADR .............................    482,000       15,062,500
Praxair ...........................................    174,900        7,345,800
                                                                   ------------
                                                                     40,397,579
                                                                   ------------
Computers & Technology - 2.67%
Pitney Bowes ......................................    601,700       26,173,950
                                                                   ------------
                                                                     26,173,950
                                                                   ------------
Consumer Products - 6.00%
Avon Products .....................................    264,700       10,935,419
Clorox ............................................    430,400       17,054,600
Kimberly-Clark ....................................    376,200       22,760,100
Minnesota Mining & Manufacturing ..................     93,500        8,017,625
                                                                   ------------
                                                                     58,767,744
                                                                   ------------
Electronics & Electrical Equipment - 2.37%
Eaton .............................................    229,000       16,616,812
Rockwell International ............................    161,300        6,613,300
                                                                   ------------
                                                                     23,230,112
                                                                   ------------
Energy - 14.76%
Baker Hughes ......................................    603,400       21,873,250
Chevron ...........................................    278,700       25,762,331

                                                       Number of       Market
                                                       Shares          Value
--------------------------------------------------------------------------------
Common Stock (continued)
Energy (continued)
Conoco Class B ....................................    477,964     $ 13,621,974
El Paso Energy ....................................    398,700       20,533,050
Exxon Mobil .......................................    312,877       26,066,565
Royal Dutch Petroleum .............................    427,000       26,660,813
Williams ..........................................    241,000       10,016,563
                                                                   ------------
                                                                    144,534,546
                                                                   ------------
Food, Beverage & Tobacco - 6.59%
Anheuser Busch ....................................    273,100       21,165,250
Bestfoods .........................................    100,300        6,469,350
General Mills .....................................    358,400       14,224,000
PepsiCo ...........................................    557,500       22,683,281
                                                                   ------------
                                                                     64,541,881
                                                                   ------------
Healthcare & Pharmaceuticals - 9.98%
Abbott Laboratories ...............................    460,000       18,716,250
American Home Products ............................    368,000       19,826,000
AstraZeneca ADR ...................................    261,700       11,007,756
Baxter International ..............................    285,900       19,012,350
Bristol-Myers Squibb ..............................    282,500       15,555,156
Glaxo Wellcome ADR ................................     99,500        5,603,094
Pharmacia .........................................    155,002        8,050,416
                                                                   ------------
                                                                     97,771,022
                                                                   ------------
Industrial Machinery - 2.87%
Caterpillar .......................................    335,500       12,832,875
Deere & Co. .......................................    368,500       15,315,781
                                                                   ------------
                                                                     28,148,656
                                                                   ------------
Metals & Mining - 2.23%
Alcoa .............................................    374,600       21,890,687
                                                                   ------------
                                                                     21,890,687
                                                                   ------------
Paper & Forest Products - 2.82%
International Paper ...............................    461,690       16,072,583
Weyerhaeuser ......................................    233,300       11,577,513
                                                                   ------------
                                                                     27,650,096
                                                                   ------------
Telecommunications - 7.51%
AT&T ..............................................    234,000        8,116,875
Alltel ............................................    256,800       16,804,350
Cable & Wireless ADR ..............................    238,200       11,820,675
GTE ...............................................    262,100       16,577,825
SBC Communications ................................    464,411       20,288,956
                                                                   ------------
                                                                     73,608,681
                                                                   ------------
Utilities - 5.09%
Dominion Resources ................................    291,000       13,313,250
Duke Energy .......................................    165,800        9,657,850
PG&E ..............................................    375,100        9,729,156
TXU ...............................................    479,600       17,145,700
                                                                   ------------
                                                                     49,845,956
                                                                   ------------
Total Common Stock
   (cost $848,458,544) ............................                 954,885,056
                                                                   ------------

                                                       Principal       Market
Delaware Growth and Income Fund                        Amount          Value
--------------------------------------------------------------------------------
Repurchase Agreements - 1.78%
With Chase Manhattan 6.33% 6/1/00
   (dated 5/31/00, collateralized by
   $5,996,000 U.S. Treasury Notes
   5.875% due 11/15/04,
   market value $5,840,279) .......................    $5,697,000  $  5,697,000
With J.P. Morgan Securities 6.33% 6/1/00
   (dated 5/31/00, collateralized by
   $2,262,000 U.S. Treasury Notes 6.50%
   due 5/31/01, market value $2,256,024
   and $1,583,000 U.S. Treasury Notes
   6.625% due 6/30/01, market value
   $1,624,506 and $352,000 U.S. Treasury
   Notes 6.50% due 8/31/01, market value
   $356,986 and $1,757,000 U.S. Treasury
   Notes 6.375% due 9/30/01,
   market value $1,766,072) .......................     5,881,000     5,881,000
With PaineWebber 6.33% 6/1/00 (dated
   5/31/00, collateralized by $2,262,000
   U.S. Treasury Notes 5.00% due 4/30/01,
   market value $2,236,923 and $1,439,000
   U.S. Treasury Notes 6.25% due 1/31/02,
   market value $1,456,862 and $2,262,000
   U.S. Treasury Notes 7.25% due 5/15/04,
   market value $2,315,110) .......................     5,881,000     5,881,000
                                                                   ------------
Total Repurchase Agreements
   (cost $17,459,000) .............................                  17,459,000
                                                                   ------------
Total Market Value of Securities - 99.26%
   (cost $865,917,544) ............................                $972,344,056
Receivables and Other Assets
   Net of Liabilities - 0.74% .....................                   7,190,783
                                                                   ------------
Net Assets Applicable to 64,474,526
   Shares Outstanding - 100.00% ...................                $979,534,839
                                                                   ============
Net Asset Value - Delaware Growth and
   Income Fund A Class
   ($683,337,251 / 44,952,533 shares) .............                      $15.20
                                                                         ------
Net Asset Value - Delaware Growth and
   Income Fund B Class
   ($159,692,858 / 10,535,231 shares) .............                      $15.16
                                                                         ------
Net Asset Value - Delaware Growth and
   Income Fund C Class
   ($32,416,503 / 2,143,155 shares) ...............                      $15.13
                                                                         ------
Net Asset Value - Delaware Growth and
   Income Fund Institutional Class
   ($104,088,227 / 6,843,607 shares) ..............                      $15.21
                                                                         ------
------------------------
ADR - American Depository Receipt

--------------------------------------------------------------------------------
Components of Net Assets at May 31, 2000:
Shares of beneficial interest (unlimited
   authorization - no par) ........................                $951,833,755
Undistributed net investment income ...............                   3,110,005
Accumulated net realized loss
   on investments .................................                 (81,835,433)
Net unrealized appreciation of investments ........                 106,426,512
                                                                   ------------
Total net assets ..................................                $979,534,839
                                                                   ============

Net Asset Value and Offering Price Per Share -
   Delaware Growth and Income Fund
Net asset value A Class (A) .......................                      $15.20
Sales charge (5.75% of offering price or 6.12%
   of the amount invested per share) ..............                        0.93
                                                                         ------
Offering price ....................................                      $16.13
                                                                         ======

------------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statements of Operations

                                                                    Delaware      Delaware
                                                                 Decatur Equity  Growth and
Six Months Ended May 31, 2000 (Unaudited)                         Income Fund    Income Fund
--------------------------------------------------------------------------------------------
Investment Income:
Interest .....................................................    $13,657,960       $256,907
Dividends ....................................................     18,115,461     13,474,883
                                                                 ------------   ------------
                                                                   31,773,421     13,731,790
                                                                 ------------   ------------

Expenses:
Management fees ..............................................      4,868,626      3,253,158
Distribution expenses ........................................      2,377,513      2,151,829
Dividend disbursing and transfer agent fees and expenses .....      1,536,000      1,497,615
Accounting and administration ................................        335,352        209,584
Reports and statements to shareholders .......................        207,000        135,860
Taxes (other than taxes on income) ...........................        153,000         60,200
Registration fees ............................................         75,000         42,500
Professional fees ............................................         62,300         43,100
Custodian fees ...............................................         44,811         31,000
Trustees' fees ...............................................         24,200         20,000
Other ........................................................        192,994         74,286
                                                                 ------------   ------------
                                                                    9,876,796      7,519,132
Less expenses paid indirectly ................................        (21,592)       (12,044)
                                                                 ------------   ------------
Total expenses ...............................................      9,855,204      7,507,088

Net Investment Income ........................................     21,918,217      6,224,702
                                                                 ------------   ------------
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments .............................   (119,048,704)   (78,136,396)
Net change in unrealized appreciation/depreciation
  of investments .............................................     45,148,444     40,314,641
                                                                 ------------   ------------
Net Realized and Unrealized Loss on Investments ..............    (73,900,260)   (37,821,755)
                                                                 ------------   ------------
Net Decrease in Net Assets Resulting from Operations .........   $(51,982,043)  $(31,597,053)
                                                                 ============   ============

                             See accompanying notes

Statements of Changes in Net Assets

                                                                     Delaware Decatur                Delaware Growth
                                                                    Equity Income Fund               and Income Fund
------------------------------------------------------------------------------------------------------------------------------
                                                                 Six Months        Year           Six Months        Year
                                                                    Ended          Ended            Ended           Ended
                                                                   5/31/00        11/30/99          5/31/00        11/30/99
                                                                 (Unaudited)                      (Unaudited)
Increase (Decrease) in Net Assets from Operations:
Net investment income ......................................   $   21,918,217  $   56,660,817   $    6,224,702  $   16,089,732
Net realized gain (loss) on investments ....................     (119,048,704)     49,473,330      (78,136,396)     54,074,540
Net change in unrealized appreciation/depreciation
  of investments ...........................................       45,148,444    (143,194,415)      40,314,641     (97,961,790)
                                                               ---------------------------------------------------------------
Net decrease in net assets resulting from operations .......      (51,982,043)    (37,060,268)     (31,597,053)    (27,797,518)
                                                               ---------------------------------------------------------------

Distributions to Shareholders from:
Net investment income:
   A Class .................................................      (20,529,893)    (53,754,869)      (5,947,227)    (12,967,053)
   B Class .................................................       (1,364,762)     (3,558,336)        (795,961)     (1,605,468)
   C Class .................................................         (160,673)       (475,045)        (166,868)       (353,918)
   Institutional Class .....................................         (961,852)     (5,683,913)      (1,057,853)     (2,003,568)

Net realized gain on investments:
   A Class .................................................      (44,716,955)   (294,241,867)     (40,009,417)   (115,549,988)
   B Class .................................................       (4,057,926)    (25,790,323)      (9,736,999)    (25,411,948)
   C Class .................................................         (498,555)     (3,465,186)      (2,029,409)     (5,698,352)
   Institutional Class .....................................       (2,408,893)    (36,564,567)      (5,465,413)    (12,829,309)
                                                               ---------------------------------------------------------------
                                                                  (74,699,509)   (423,534,106)     (65,209,147)   (176,419,604)
                                                               ---------------------------------------------------------------
Capital Share Transactions:
Proceeds from shares sold:
   A Class .................................................       24,802,605     103,910,710       46,375,082     134,692,759
   B Class .................................................        7,533,117      35,124,624       15,469,152      59,662,781
   C Class .................................................        1,662,868       6,725,629        5,939,568      16,593,807
   Institutional Class .....................................        6,690,426      39,592,772       20,732,232      45,606,633

Net asset value of shares issued upon reinvestment of
   distributions from net investment income and net
   realized gain on investments:
   A Class .................................................       57,350,164     310,051,493       43,522,813     121,904,186
   B Class .................................................        4,869,497      26,706,173       10,050,056      25,856,559
   C Class .................................................          602,453       3,599,933        2,123,882       5,826,826
   Institutional Class .....................................        3,362,689      42,224,197        6,523,266      14,832,682
                                                               ---------------------------------------------------------------
                                                                  106,873,819     567,935,531      150,736,051     424,976,233
                                                               ---------------------------------------------------------------
Cost of shares repurchased:
   A Class .................................................     (286,611,902)   (337,518,150)    (210,490,785)   (245,500,507)
   B Class .................................................      (42,948,625)    (45,782,453)     (62,193,620)    (57,084,372)
   C Class .................................................       (8,086,485)     (9,189,647)     (17,085,475)    (18,852,423)
   Institutional Class .....................................      (42,086,484)   (201,670,952)     (31,970,791)    (38,265,745)
                                                               ---------------------------------------------------------------
                                                                 (379,733,496)   (594,161,202)    (321,740,671)   (359,703,047)
                                                               ---------------------------------------------------------------
Increase (decrease) in net assets derived from capital
   share transactions ......................................     (272,859,677)    (26,225,671)    (171,004,620)     65,273,186
                                                               ---------------------------------------------------------------
Net Decrease in Net Assets .................................     (399,541,229)   (486,820,045)    (267,810,820)   (138,943,936)

Net Assets:
Beginning of period ........................................    1,918,667,251   2,405,487,296    1,247,345,659   1,386,289,595
                                                               ---------------------------------------------------------------
End of period ..............................................   $1,519,126,022  $1,918,667,251   $  979,534,839  $1,247,345,659
                                                               ===============================================================

                             See accompanying notes

Financial Highlights



Selected data for each share of the Fund outstanding
throughout each period were as follows:                                                 Delaware Decatur Equity Income Fund A Class
------------------------------------------------------------------------------------------------------------------------------------

                                                            Six Months
                                                              Ended                              Year Ended
                                                            5/31/00(1)    11/30/99   11/30/98     11/30/97    11/30/96     11/30/95
                                                           (Unaudited)
Net asset value, beginning of period ....................    $17.200      $21.400     $22.580      $21.320     $19.070      $15.570

Income (loss) from investment operations:
   Net investment income(2) .............................      0.217        0.476       0.569        0.600       0.650        0.700
   Net realized and unrealized gain (loss) on investments     (0.578)      (0.916)      1.811        3.940       3.630        3.910
                                                          ----------   ----------  ----------   ----------  ----------   ----------
   Total from investment operations .....................     (0.361)      (0.440)      2.380        4.540       4.280        4.610
                                                          ----------   ----------  ----------   ----------  ----------   ----------

Less dividends and distributions:
   Dividends from net investment income .................     (0.227)      (0.540)     (0.490)      (0.600)     (0.690)      (0.690)
   Distributions from net realized gain on investments ..     (0.472)      (3.220)     (3.070)      (2.680)     (1.340)      (0.420)
                                                          ----------   ----------  ----------   ----------  ----------   ----------
   Total dividends and distributions ....................     (0.699)      (3.760)     (3.560)      (3.280)     (2.030)      (1.110)
                                                          ----------   ----------  ----------   ----------  ----------   ----------
Net asset value, end of period ..........................    $16.140      $17.200     $21.400      $22.580     $21.320      $19.070
                                                          ==========   ==========  ==========   ==========  ==========   ==========
Total return(3) .........................................     (2.05%)      (2.50%)     12.03%       24.78%      24.47%       31.02%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .............. $1,344,866   $1,658,696  $1,969,181   $1,906,726  $1,616,315   $1,382,693
   Ratio of expenses to average net assets ..............      1.15%        1.03%       0.90%        0.88%       0.85%        0.87%
   Ratio of net investment income to average net assets .      3.80%        2.59%       2.68%        2.87%       3.40%        4.03%
   Portfolio turnover ...................................        72%          92%         94%          90%        101%          74%


----------
(1) Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the year ended November 30, 1999 and the period ended
    May 31, 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                                 Delaware Decatur Equity Income Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                              Ended                              Year Ended
                                                            5/31/00(1)   11/30/99    11/30/98     11/30/97    11/30/96     11/30/95
                                                           (Unaudited)
Net asset value, beginning of period ......................  $17.120      $21.320     $22.480      $21.26      $19.030      $15.550

Income (loss) from investment operations:
   Net investment income(2) ...............................    0.156        0.333       0.403        0.450       0.500        0.560
   Net realized and unrealized gain (loss) on investments .   (0.569)      (0.918)      1.797        3.900       3.610        3.890
                                                            --------     --------    --------     --------     -------      -------
   Total from investment operations .......................   (0.413)      (0.585)      2.200        4.350       4.110        4.450
                                                            --------     --------    --------     --------     -------      -------

Less dividends and distributions:
   Dividends from net investment income ...................   (0.175)      (0.395)     (0.290)      (0.450)     (0.540)      (0.550)
   Distributions from net realized gain on investments ....   (0.472)      (3.220)     (3.070)      (2.680)     (1.340)      (0.420)
                                                            --------     --------    --------     --------     -------      -------
   Total dividends and distributions ......................   (0.647)      (3.615)     (3.360)      (3.130)     (1.880)      (0.970)
                                                            --------     --------    --------     --------     -------      -------

Net asset value, end of period ............................  $16.060      $17.120     $21.320      $22.480     $21.260      $19.030
                                                            ========     ========    ========     ========     =======      =======

Total return(3) ...........................................   (2.39%)      (3.27%)     11.14%       23.73%      23.43%       29.85%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................ $110,408     $151,332    $169,985     $123,180     $60,689      $19,665
   Ratio of expenses to average net assets ................    1.93%        1.81%       1.70%        1.68%       1.69%        1.74%
   Ratio of net investment income to average net assets ...    3.02%        1.81%       1.88%        2.07%       2.56%        3.16%
   Portfolio turnover .....................................      72%          92%         94%          90%        101%          74%


----------
(1) Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the year ended November 30, 1999 and the period ended
    May 31, 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                                  Delaware Decatur Equity Income Fund C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months                                                    Period
                                                              Ended                            Year Ended             11/29/95(2) to
                                                            5/31/00(1)    11/30/99 11/30/98     11/30/97    11/30/96     11/30/95
                                                           (Unaudited)
Net asset value, beginning of period ....................... $17.220      $21.420  $22.570      $21.330     $19.080      $19.150

Income (loss) from investment operations:
   Net investment income(3) ................................   0.155        0.332    0.402        0.460       0.510        0.040
   Net realized and unrealized gain (loss) on investments ..  (0.568)      (0.917)   1.808        3.910       3.630       (0.060)
                                                             -------      -------  -------      -------     -------      -------
   Total from investment operations ........................  (0.413)      (0.585)   2.210        4.370       4.140       (0.020)
                                                             -------      -------  -------      -------     -------      -------

Less dividends and distributions:
   Dividends from net investment income ....................  (0.175)      (0.395)  (0.290)      (0.450)     (0.550)      (0.050)
   Distributions from net realized gain on investments .....  (0.472)      (3.220)  (3.070)      (2.680)     (1.340)           -
                                                             -------      -------  -------      -------     -------      -------
   Total dividends and distributions .......................  (0.647)      (3.615)  (3.360)      (3.130)     (1.890)      (0.050)
                                                             -------      -------  -------      -------     -------      -------
Net asset value, end of period ............................. $16.160      $17.220  $21.420      $22.570     $21.330      $19.080
                                                             =======      =======  =======      =======     =======      =======

Total return(4) ............................................  (2.37%)      (3.25%)  11.14%       23.75%      23.47%            -

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................. $12,348      $19,511  $23,076      $15,343      $4,833           $5
   Ratio of expenses to average net assets .................   1.93%        1.81%    1.70%        1.68%       1.69%            -
   Ratio of net investment income to average net assets ....   3.02%        1.81%    1.88%        2.07%       2.56%            -
   Portfolio turnover ......................................     72%          92%      94%          90%        101%            -


----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering. The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and return for this relatively short period are not meaningful.
(3) The average shares outstanding method has been applied for per share information for the year ended November 30, 1999 and the period ended
    May 31, 2000.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.



                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                      Delaware Decatur Equity Income Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                                 Ended                           Year Ended
                                                               5/31/00(1)  11/30/99  11/30/98     11/30/97    11/30/96     11/30/95
                                                              (Unaudited)
Net asset value, beginning of period .......................... $17.200    $21.400    $22.570      $21.310     $19.060      $15.590

Income (loss) from investment operations:
   Net investment income(2) ...................................   0.235      0.516      0.612        0.650       0.690        0.710
   Net realized and unrealized gain (loss) on investments .....  (0.571)    (0.913)     1.808        3.930       3.620        3.920
                                                                -------    -------    -------      -------     -------      -------
   Total from investment operations ...........................  (0.336)    (0.397)     2.420        4.580       4.310        4.630
                                                                -------    -------    -------      -------     -------      -------

Less dividends and distributions:
   Dividends from net investment income .......................  (0.252)    (0.583)    (0.520)      (0.640)     (0.720)      (0.740)
   Distributions from net realized gain on investments ........  (0.472)    (3.220)    (3.070)      (2.680)     (1.340)      (0.420)
                                                                -------    -------    -------      -------     -------      -------
   Total dividends and distributions ..........................  (0.724)    (3.803)    (3.590)      (3.320)     (2.060)      (1.160)
                                                                -------    -------    -------      -------     -------      -------

Net asset value, end of period ................................ $16.140    $17.200    $21.400      $22.570     $21.310      $19.060
                                                                =======    =======    =======      =======     =======      =======

Total return ..................................................  (1.90%)    (2.27%)    12.25%       25.02%      24.65%       31.14%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................... $51,504    $89,128   $243,245     $278,384    $244,048     $211,049
   Ratio of expenses to average net assets ....................   0.93%      0.81%      0.70%        0.68%       0.69%        0.74%
   Ratio of net investment income to average net assets .......   4.02%      2.81%      2.88%        3.07%       3.56%        4.16%
   Portfolio turnover .........................................     72%        92%        94%          90%        101%          74%


----------
(1) Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the year ended November 30, 1999 and the period ended May 31, 2000.



                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                                     Delaware Growth and Income Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                              Ended                              Year Ended
                                                            5/31/00(1)    11/30/99   11/30/98     11/30/97    11/30/96     11/30/95
                                                           (Unaudited)
Net asset value, beginning of period ....................... $16.350      $19.120     $19.230      $17.520     $15.610      $12.320

Income (loss) from investment operations:
   Net investment income(2) ................................   0.246        0.221       0.280        0.280       0.340        0.370
   Net realized and unrealized gain (loss) on investments ..  (0.511)      (0.556)      1.930        3.610       3.210        3.700
                                                            --------     --------  ----------     --------    --------     --------
   Total from investment operations ........................  (0.265)      (0.335)      2.210        3.890       3.550        4.070
                                                            --------     --------  ----------     --------    --------     --------

Less dividends and distributions:
   Dividends from net investment income ....................  (0.117)      (0.235)     (0.240)      (0.330)     (0.350)      (0.360)
   Distributions from net realized gain on investments .....  (0.768)      (2.200)     (2.080)      (1.850)     (1.290)      (0.420)
                                                            --------     --------  ----------     --------    --------     --------
   Total dividends and distributions .......................  (0.885)      (2.435)     (2.320)      (2.180)     (1.640)      (0.780)
                                                            --------     --------  ----------     --------    --------     --------

Net asset value, end of period ............................. $15.200      $16.350     $19.120      $19.230     $17.520      $15.610
                                                            ========     ========  ==========     ========    ========     ========

Total return(3) ............................................  (1.54%)      (2.00%)     12.70%       25.26%      24.89%       34.68%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................$683,337     $871,409  $1,006,642     $863,855    $670,912     $534,342
   Ratio of expenses to average net assets .................   1.33%        1.20%       1.13%        1.13%       1.11%        1.19%
   Ratio of net investment income to average net assets ....  (0.02%)       1.28%       1.52%        1.60%       2.21%        2.72%
   Portfolio turnover ......................................     76%          94%         87%          69%         87%          81%


----------
(1) Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the year ended November 30, 1999 and the period ended
    May 31, 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                                     Delaware Growth and Income Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                            Year Ended
                                                             5/31/00(1) 11/30/99    11/30/98     11/30/97    11/30/96     11/30/95
                                                            (Unaudited)
Net asset value, beginning of period ........................ $16.300    $19.090     $19.200      $17.460     $15.560      $12.310

Income (loss) from investment operations:
   Net investment income(2) .................................   0.194      0.100       0.151        0.170       0.230        0.300
   Net realized and unrealized gain (loss) on investments ...  (0.501)    (0.560)      1.917        3.600       3.200        3.670
                                                              -------    -------     -------      -------     -------      -------
   Total from investment operations .........................  (0.307)    (0.460)      2.068        3.770       3.430        3.970
                                                              -------    -------     -------      -------     -------      -------

Less dividends and distributions:
   Dividends from net investment income .....................  (0.065)    (0.130)     (0.098)      (0.180)     (0.240)      (0.300)
   Distributions from net realized gain on investments ......  (0.768)    (2.200)     (2.080)      (1.850)     (1.290)      (0.420)
                                                              -------    -------     -------      -------     -------      -------
   Total dividends and distributions ........................  (0.833)    (2.330)     (2.178)      (2.030)     (1.530)      (0.720)
                                                              -------    -------     -------      -------     -------      -------

Net asset value, end of period .............................. $15.160    $16.300     $19.090      $19.200     $17.460      $15.560
                                                              =======    =======     =======      =======     =======      =======

Total return(3) .............................................  (1.83%)    (2.72%)     11.92%       24.45%      24.01%       33.79%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................$159,693   $213,533    $218,584     $135,737     $53,467      $14,745
   Ratio of expenses to average net assets ..................   2.03%      1.90%       1.83%        1.83%       1.81%        1.89%
   Ratio of net investment income to average net assets .....  (0.72%)     0.58%       0.82%        0.90%       1.53%        2.02%
   Portfolio turnover .......................................     76%        94%         87%          69%         87%          81%


----------
(1) Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the year ended November 30, 1999 and the period ended
    May 31, 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                                     Delaware Growth and Income Fund C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months                                                   Period
                                                                Ended                           Year Ended            11/29/95(2) to
                                                              5/31/00(1)   11/30/99   11/30/98   11/30/97    11/30/96     11/30/95
                                                             (Unaudited)
Net asset value, beginning of period ......................... $16.270      $19.050    $19.160    $17.430     $15.610      $15.610

Income (loss) from investment operations:
   Net investment income(3) ..................................   0.194        0.100      0.153      0.170       0.330            -
   Net realized and unrealized gain (loss) on investments ....  (0.501)      (0.550)     1.915      3.590       3.100            -
                                                               -------      -------    -------    -------     -------      -------
   Total from investment operations ..........................  (0.307)      (0.450)     2.068      3.760       3.430            -
                                                               -------      -------    -------    -------     -------      -------

Less dividends and distributions:
   Dividends from net investment income ......................  (0.065)      (0.130)    (0.098)    (0.180)     (0.320)           -
   Distributions from net realized gain on investments .......  (0.768)      (2.200)    (2.080)    (1.850)     (1.290)           -
                                                               -------      -------    -------    -------     -------      -------
   Total dividends and distributions .........................  (0.833)      (2.330)    (2.178)    (2.030)     (1.610)           -
                                                               -------      -------    -------    -------     -------      -------

Net asset value, end of period ............................... $15.130      $16.270    $19.050    $19.160     $17.430      $15.610
                                                               =======      =======    =======    =======     =======      =======

Total return(4) ..............................................  (1.84%)      (2.71%)    12.00%     24.44%      24.04%            -

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................... $32,416      $45,026    $48,683    $26,231      $7,591           $5
   Ratio of expenses to average net assets ...................   2.03%        1.90%      1.83%      1.83%       1.81%            -
   Ratio of net investment income to average net assets ......  (0.72%)       0.58%      0.82%      0.90%       1.53%            -
   Portfolio turnover ........................................     76%          94%        87%        69%         87%            -


----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering. The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and return for this relatively short period are not meaningful.
(3) The average shares outstanding method has been applied for per share information for the year ended November 30, 1999 and the period ended
    May 31, 2000.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                         Delaware Growth and Income Fund Institutional Class
-----------------------------------------------------------------------------------------------------------------------------------
                                                                Six Months
                                                                  Ended                           Year Ended
                                                                5/31/00(1)  11/30/99  11/30/98     11/30/97    11/30/96   11/30/95
                                                               (Unaudited)
Net asset value, beginning of period ........................   $16.370      $19.150   $19.260      $17.570     $15.650    $12.350

Income (loss) from investment operations:
   Net investment income(2) .................................     0.268        0.273     0.346        0.350       0.370      0.470
   Net realized and unrealized gain (loss) on investments ...    (0.513)      (0.553)    1.917        3.600       3.230      3.650
                                                               --------     --------  --------      -------     -------    -------
   Total from investment operations .........................    (0.245)      (0.280)    2.263        3.950       3.600      4.120
                                                               --------     --------  --------      -------     -------    -------

Less dividends and distributions:
   Dividends from net investment income .....................    (0.147)      (0.300)   (0.293)      (0.410)     (0.390)    (0.400)
   Distributions from net realized gain on investments ......    (0.768)      (2.200)   (2.080)      (1.850)     (1.290)    (0.420)
                                                               --------     --------  --------      -------     -------    -------
   Total dividends and distributions ........................    (0.915)      (2.500)   (2.373)      (2.260)     (1.680)    (0.820)
                                                               --------     --------  --------      -------     -------    -------

Net asset value, end of period ..............................   $15.210      $16.370   $19.150      $19.260     $17.570    $15.650
                                                               ========     ========  ========      =======     =======    =======

Total return ................................................    (1.40%)      (1.68%)   13.07%       25.65%      25.24%     35.13%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................  $104,088     $117,377  $112,381      $78,813     $45,958    $11,520
   Ratio of expenses to average net assets ..................     1.03%        0.90%     0.83%        0.83%       0.81%      0.89%
   Ratio of net investment income to average net assets .....     0.28%        1.58%     1.82%        1.90%       2.53%      3.02%
   Portfolio turnover .......................................       76%          94%       87%          69%         87%        81%


----------
(1) Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the year ended November 30, 1999 and the period ended May 31, 2000.

                             See accompanying notes

Notes to Financial Statements


May 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

Delaware Group Equity Funds II is organized as a Delaware business trust and offers five series: Delaware Decatur Equity Income Fund, Delaware Growth and Income Fund, Delaware Blue Chip Fund, Delaware Social Awareness Fund, and Delaware Diversified Value Fund. These financial statements and related notes pertain to Delaware Decatur Equity Income Fund and Delaware Growth & Income Fund, (collectively, the "Funds" and individually, a "Fund"). The Funds are registered as diversified open-end investment companies under the Investment Company Act of 1940, as amended. The Funds offer four classes of shares. The A Class carries a front-end sales charge of 5.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The investment objective of the Delaware Decatur Equity Income Fund is to achieve the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal.

The investment objective of the Delaware Growth and Income Fund is to achieve long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation - All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair market value as determined in good faith or under direction of the Funds' Board of Trustees.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Delaware Decatur Equity Income Fund declares and pays dividends from net investment income on a monthly basis and capital gains, if any, annually. The Delaware Growth and Income Fund declares and pays dividends from net investment income on a quarterly basis and capital gains, if any, annually.

--------------------------------------------------------------------------------
1. Significant Accounting Policies (continued)
Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, each Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses and credits for the period ended May 31, 2000, are as follows:

                                            Delaware Decatur        Delaware
                                             Equity Income     Growth and Income
                                                  Fund                Fund
                                            ----------------   -----------------
Commission expenses ...............              $18,781             $12,044
Earnings Credits ..................                2,811                   -

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Funds pay Delaware Management Company ("DMC"), the Investment Manager of each Fund, an annual fee based upon each Fund's average daily net assets at the following annual rates:

                                            Delaware Decatur        Delaware
                                             Equity Income     Growth and Income
                                                  Fund                Fund
                                            ----------------   -----------------
On the first $500 million .........              0.650%              0.650%
On the next $500 million ..........              0.600%              0.600%
On the next $1.5 million ..........              0.550%              0.550%
In excess of $2.5 million .........              0.500%              0.500%

At May 31, 2000, the liability for investment management fees and other expenses payable to DMC were as follows:

                                            Delaware Decatur        Delaware
                                             Equity Income     Growth and Income
                                                  Fund                Fund
                                            ----------------   -----------------
                                                $182,231             $66,435

The Funds have engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At May 31, 2000, the Funds had liabilities for such fees and other expenses payable to DSC as follows:

                                            Delaware Decatur        Delaware
                                             Equity Income     Growth and Income
                                                  Fund                Fund
                                            ----------------   -----------------
                                                $48,692             $143,208

Pursuant to the Distribution Agreement, the Funds pay Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes for each Fund. At May 31, 2000, the Funds had liabilities for such fees and other expenses payable to DDLP as follows:

                                            Delaware Decatur        Delaware
                                             Equity Income     Growth and Income
                                                  Fund                Fund
                                            ----------------   -----------------
                                                $61,648              $81,658

For the period ended May 31, 2000, DDLP earned commissions on sales of the A Class shares for each Fund as follows:

                                            Delaware Decatur        Delaware
                                             Equity Income     Growth and Income
                                                  Fund                Fund
                                            ----------------   -----------------
                                                $49,339             $60,899

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Funds. These officers, trustees and employees are paid no compensation by the Funds.

3. Investments
During the period ended May 31, 2000, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                                            Delaware Decatur        Delaware
                                             Equity Income     Growth and Income
                                                  Fund                Fund
                                            ----------------   -----------------
Purchases .........................           $584,715,147        $399,457,394
Sales .............................            930,504,579         644,191,037

The cost of investments for federal income tax purposes approximates the cost for book purposes. At May 31, 2000 the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                            Delaware Decatur        Delaware
                                             Equity Income     Growth and Income
                                                  Fund                Fund
                                            ----------------   -----------------
Cost of investments ...............          $1,389,094,948      $865,917,544
                                             --------------      ------------
Aggregate unrealized
   appreciation ...................          $  176,930,522      $132,925,430
Aggregate unrealized
   depreciation ...................             (65,340,639)      (26,498,918)
                                             --------------      ------------
Net unrealized appreciation .......          $  111,589,883      $106,426,512
                                             ==============      ============

--------------------------------------------------------------------------------
4. Capital Shares
Transactions in capital shares were as follows:

                                                          Delaware Decatur
                                                         Equity Income Fund
                                                      ------------------------
                                                       Six Months       Year
                                                         Ended         Ended
                                                        5/31/00       11/30/99
                                                      (Unaudited)
Shares sold:
   A Class ........................................    1,563,889     5,617,963
   B Class ........................................      477,321     1,902,665
   C Class ........................................      104,378       360,611
   Institutional Class ............................      421,646     2,144,984

Shares issued upon reinvestment of
   distributions from net investment income
   and net realized gain on investments:
   A Class ........................................    3,553,758    17,179,047
   B Class ........................................      302,523     1,487,643
   C Class ........................................       37,178       199,407
   Institutional Class ............................      208,152     2,339,463
                                                    ------------  ------------
                                                       6,668,845    31,231,783
                                                    ------------  ------------

Shares repurchased:
   A Class ........................................  (18,258,649)  (18,379,357)
   B Class ........................................   (2,744,582)   (2,525,183)
   C Class ........................................     (510,455)     (504,200)
   Institutional Class ............................   (2,620,794)  (10,668,998)
                                                    ------------  ------------
                                                     (24,134,480)  (32,077,738)
                                                    ------------  ------------
   Net decrease ...................................  (17,465,635)     (845,955)
                                                    ============  ============

                                                          Delaware Growth
                                                          and Income Fund
                                                      ------------------------
                                                       Six Months       Year
                                                         Ended         Ended
                                                        5/31/00       11/30/99
                                                      (Unaudited)
Shares sold:
   A Class ........................................    3,198,140     7,708,751
   B Class ........................................    1,050,209     3,447,377
   C Class ........................................      409,281       961,557
   Institutional Class ............................    1,432,462     2,629,956


Shares issued upon reinvestment of
   distributions from net investment income
   and net realized gains on investments
   A Class ........................................    2,893,093     7,252,187
   B Class ........................................      668,023     1,541,065
   C Class ........................................      141,491       348,107
   Institutional Class ............................      434,313       882,059
                                                    ------------  ------------
                                                      10,227,012    24,771,059
                                                    ------------  ------------

Shares repurchased:
   A Class ........................................  (14,435,411)  (14,318,557)
   B Class ........................................   (4,279,720)   (3,343,966)
   C Class ........................................   (1,174,685)   (1,097,749)
   Institutional Class ............................   (2,195,221)   (2,208,817)
                                                    ------------  ------------
                                                     (22,085,037)  (20,969,089)
                                                    ------------  ------------
   Net decrease ...................................  (11,858,025)    3,801,970
                                                    ============  ============

5. Lines of Credit
Each Fund along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $683,500,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. No amount was outstanding at May 31, 2000, or at any time during the period.

6. Credit Risk
The Delaware Decatur Equity Income Fund may invest in high-yield fixed-income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

DELAWARE INVESTMENTS FAMILY OF FUNDS
--------------------------------------------------------------------------------

More information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                    International and Global           Tax-Exempt Income
   o  Technology and Innovation         o  Emerging Markets Fund           o  National High-Yield
       Fund                             o  New Pacific Fund                    Municipal Bond Fund
   o  Select Growth Fund                o  Overseas Equity Fund            o  Tax-Free USA Fund
   o  Trend Fund                        o  International Equity Fund       o  Tax-Free Insured Fund
   o  Growth Opportunities Fund*        o  Global Equity Fund              o  Tax-Free USA
   o  Small Cap Value Fund              o  Global Bond Fund                    Intermediate Fund
   o  U.S. Growth Fund                                                     o  State Tax-Free Funds**
   o  Tax-Efficient Equity Fund       Current Income
   o  Social Awareness Fund             o  Delchester Fund              Stability of Principal
                                        o  High-Yield                      o  Cash Reserve
Total Return                                Opportunities Fund             o  Tax-Free Money Fund
   o  Blue Chip Fund                    o  Strategic Income Fund
   o  Devon Fund                        o  Corporate Bond Fund          Asset Allocation
   o  Growth and Income Fund            o  Extended Duration               o  Foundation Funds
   o  Decatur Equity                        Bond Fund                          Growth Portfolio
       Income Fund                      o  American Government                 Balanced Portfolio
   o  REIT Fund                             Bond Fund                          Income Portfolio
   o  Balanced Fund                     o  U.S. Government
                                            Securities Fund
                                        o  Limited-Term
                                            Government Fund

*   Formerly known as DelCap Fund.

** Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com


This semi-annual report is for the information of Delaware Decatur Equity Income Fund and Delaware Growth and Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for each Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

-----------------------------------------------------------------------------------------------------------------------
BOARD OF TRUSTEES                          Charles E. Peck                        Investment Manager
                                           Retired                                Delaware Management Company
Wayne A. Stork                             Fredericksburg, VA                     Philadelphia, PA
Chairman
Delaware Investments Family of Funds       Janet L. Yeomans                       International Affiliate
Philadelphia, PA                           Vice President and Treasurer           Delaware International Advisers Ltd.
                                           3M Corporation                         London, England
Walter P. Babich                           St. Paul, MN
Board Chairman                                                                    National Distributor
Citadel Constructors, Inc.                 AFFILIATED OFFICERS                    Delaware Distributors, L.P.
King of Prussia, PA                                                               Philadelphia, PA
                                           Charles E. Haldeman, Jr.
David K. Downes                            President and Chief Executive Officer  Shareholder Servicing, Dividend
President and Chief Executive Officer      Delaware Management Holdings, Inc.     Disbursing and Transfer Agent
Delaware Investments Family of Funds       Philadelphia, PA                       Delaware Service Company, Inc.
Philadelphia, PA                                                                  Philadelphia, PA
                                           Richard J. Flannery
John H. Durham                             Executive Vice President               1818 Market Street
Private Investor                           and General Counsel                    Philadelphia, PA 19103-3682
Horsham, PA                                Delaware Investments Family of Funds
                                           Philadelphia, PA
Anthony D. Knerr
Consultant, Anthony Knerr & Associates     Bruce D. Barton
New York, NY                               President and Chief Executive Officer
                                           Delaware Distributors, L.P.
Ann R. Leven                               Philadelphia, PA
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN


(3342)                                                        Printed in the USA
SA-118[5/00]PP 7/00                                                    (J6029)